UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2023

Regional Health Properties, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW
Suite 100
Suwanee, Georgia 30024
(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 27, 2023, Regional Health Properties, Inc., a Georgia corporation (the “Company”), convened its special meeting (the “Special Meeting”) of the holders of its 10.875% Series A Cumulative Redeemable Preferred Shares (the “Series A Preferred Stock”) and the holders of its common stock (the “Common Stock”) and Series E Redeemable Preferred Shares (the “Series E Preferred Stock”). The Special Meeting was called to consider the proposals set forth in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on May 25, 2023 (as supplemented or amended, the “Proxy Statement/Prospectus”) in connection with the Company’s offer to exchange (the “Exchange Offer”) any and all outstanding shares of the Series A Preferred Stock for newly issued shares of the Company’s 12.5% Series B Cumulative Redeemable Preferred Shares (the “Series B Preferred Stock”).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

On June 27, 2023, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation (as in effect prior to such Articles of Amendment, the “Charter”) with the Secretary of State of the State of Georgia to (i) temporarily increase the authorized number of shares of the Company to 61,000,000 shares, consisting of 55,000,000 shares of common stock and 6,000,000 shares of preferred stock, on the terms of the form of proposed amendments to the Charter set forth as Annex B-1-A to the Proxy Statement/Prospectus, and (ii) effect the Series B Charter Amendments (as defined herein).

The foregoing description of the Articles of Amendment is a summary of the terms thereof, does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Bylaws Amendment

Effective June 27, 2023, the Board of Directors of the Company (the “Board”) adopted an amendment (the “Bylaws Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”) to eliminate any conflicts between provisions in the Bylaws and provisions in the Articles of Amendment.

The foregoing description of the Bylaws Amendment is a summary of the terms thereof, does not purport to be complete and is qualified in its entirety by reference to the Bylaws Amendment, which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The description of the Special Meeting set forth in the Explanatory Note in this Current Report on Form 8-K is incorporated into this Item 5.07 by reference.

Below is a summary of the proposals that were submitted to the holders of Series A Preferred Stock and the holders of Common Stock and Series E Preferred Stock, as applicable, for approval at the Special Meeting and a tabulation of the votes with respect to each proposal.

Preferred Series A Charter Amendment Proposal

The holders of Series A Preferred Stock approved the proposal to amend the Charter to (i) reduce the liquidation preference of the Series A Preferred Stock to $5.00 per share, (ii) eliminate accumulated and unpaid dividends on the Series A Preferred Stock, (iii) eliminate future dividends on the Series A Preferred Stock, (iv) eliminate penalty events and the right of holders of Series A Preferred Stock to elect directors upon the occurrence of a penalty event, (v) reduce the redemption price of the Series A Preferred Stock in the event of an optional redemption to $5.00 per share, (vi) reduce the redemption price of the Series A Preferred Stock in the event of a “change of control” to $5.00 per share and (vii) change the voting rights of holders of Series A Preferred Stock when voting as a single class with any other class or series of stock to one vote per $5.00 liquidation preference, on the terms of the form of proposed amendments to the Charter set forth as Annex A to the Proxy Statement/Prospectus (the “Preferred Series A Charter Amendment Proposal”; such amendments to the Charter being referred to herein as the “Series A Charter Amendments”). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
1,961,358	125,612	3,826	—

Series B Preferred Stock Proposal

The holders of Series A Preferred Stock approved the proposal to (i) temporarily amend the Charter to increase the authorized number of shares of preferred stock to 6,000,000 shares, on the terms of the form of proposed amendments to the Charter set forth as Annex B-1-A to the Proxy Statement/Prospectus, and, following the consummation of the Exchange Offer, subsequently amend the Charter to decrease the authorized number of shares of preferred stock to 5,000,000 shares, on the terms of the form of proposed amendments to the Charter set forth as Annex B-1-B to the Proxy Statement/Prospectus, and (ii) approve the authorization, creation and designation by the Board pursuant to Section 14-2-602 of the Official Code of Georgia Annotated, from the authorized but undesignated shares of preferred stock, of the Series B Preferred Stock having the rights, preferences and privileges substantially as set forth in the form of amendment to the Charter in Annex B-2 to the Proxy Statement/Prospectus and as described under “Description of Capital Stock—Series B Preferred Stock” in the Proxy Statement/Prospectus, which, if so approved by the holders of the Series A Preferred Stock as part of this proposal, will rank senior to the Series A Preferred Stock, and be “Senior Shares” to the Series A Preferred Stock, pursuant to and as contemplated by Section 3.7(e) of the Charter (the “Series B Preferred Stock Proposal”; such amendments to the Charter being referred to herein as the “Series B Charter Amendments”). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
1,966,213	116,076	8,507	—

Common Charter Amendment Proposal

The holders of Common Stock and Series E Preferred Stock approved the proposal to (i) amend the Charter to (a) reduce the liquidation preference of the Series A Preferred Stock to $5.00 per share, (b) eliminate accumulated and unpaid dividends on the Series A Preferred Stock, (c) eliminate future dividends on the Series A Preferred Stock, (d) eliminate penalty events and the right of holders of Series A Preferred Stock to elect directors upon the occurrence of a penalty event, (e) reduce the redemption price of the Series A Preferred Stock in the event of an optional redemption to $5.00 per share, (f) reduce the redemption price of the Series A Preferred Stock in the event of a “change of control” to $5.00 per share and (g) change the voting rights of holders of Series A Preferred Stock when voting as a single class with any other class or series of stock to one vote per $5.00 liquidation preference, on the terms of the form of proposed Series A Charter Amendments set forth as Annex A to the Proxy Statement/Prospectus, and (ii) temporarily amend the Charter to increase the authorized number of shares of the Company to 61,000,000 shares, consisting of 55,000,000 shares of common stock and 6,000,000 shares of preferred stock, on the terms of the form of proposed amendments to the Charter set forth as Annex B-1-A to the Proxy Statement/Prospectus, and, following the consummation of the Exchange Offer, subsequently amend the Charter to decrease the authorized number of shares of the Company to 60,000,000 shares, consisting of 55,000,000 shares of common stock and 5,000,000 shares of preferred stock, on the terms of the form of proposed amendments to the Charter set forth as Annex B-1-B to the Proxy Statement/Prospectus (together with the Preferred Series A Charter Amendment Proposal and the Series B Preferred Stock Proposal, the “Required Proposals”). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
446,953,737	15,877,935	19,997,675	—

Adjournment Proposal

The holders of Series A Preferred Stock and the holders of Common Stock and Series E Preferred Stock, voting together as a single class, approved the adjournment of the Special Meeting for the purpose of soliciting additional votes for the approval of the Required Proposals. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
446,443,112	15,925,561	19,562,674	—

Item 7.01	Regulation FD Disclosure.

On June 28, 2023, the Company issued a press release announcing shareholder approval of the proposals presented at the Special Meeting, satisfaction of all conditions to the Exchange Offer and the preliminary results of the Exchange Offer, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On July 3, 2023, the Company issued a press release announcing the final results of the Exchange Offer and the closing of the Exchange Offer, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information provided pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in any such filings.

Item 8.01	Other Events.

Exchange Offer

The Exchange Offer expired at 11:59 p.m., New York City time, on June 27, 2023.

The closing of the Exchange Offer occurred on June 30, 2023. In connection with the closing, the Company issued 2,252,272 shares of Series B Preferred Stock in exchange for an equivalent number of shares of Series A Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Regional Health Properties, Inc., effective June 27, 2023 (incorporated by reference to Exhibit 3.4 of the Company’s Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (Reg. No. 333-269750) filed on June 28, 2023).

3.2	Amendment No. 1 to Amended and Restated Bylaws of Regional Health Properties, Inc., effective June 27, 2023 (incorporated by reference to Exhibit 3.6 of the Company’s Post-Effective Amendment No. 1 to Registration Statement on Form S-4 (Reg. No. 333-269750) filed on June 28, 2023).

99.1	Press Release, dated June 28, 2023.

99.2	Press Release, dated July 3, 2023.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL HEALTH PROPERTIES, INC.

Dated: July 3, 2023	/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President